UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Illumina, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

© 2011 Illumina, Inc. All rights reserved.
Illumina, illuminaDx, BaseSpace, BeadArray, BeadXpress, cBot, CSPro, DASL, DesignStudio, Eco, GAIIx, Genetic Energy, Genome Analyzer, GenomeStudio, GoldenGate, HiScan, HiSeq, Infinium,
iSelect, MiSeq, Nextera, Sentrix, SeqMonitor, Solexa, TruSeq, VeraCode, the pumpkin orange color, and the Genetic Energy streaming bases design are trademarks or registered trademarks of
Illumina, Inc. All other brands and names contained herein are the property of their respective owners. PN 15023168
Illumina, Inc.
Investor Presentation
Spring 2012

This communication may contain statements that are forward-looking.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our sequencing,
BeadArray™, VeraCode®, Eco™, and consumables technologies and to deploy new sequencing, genotyping, gene expression, and diagnostics products and applications for our technology platforms, (ii) our ability to manufacture robust instrumentation and consumables,
(iii) significant uncertainty concerning government and academic research funding worldwide as governments in the United States and Europe, in particular, focus on reducing fiscal deficits while at the same time confronting slowing economic growth, (iv) business disruptions associated with the tender offer commenced by CKH Acquisition Corporation, a wholly owned subsidiary of Roche Holding Ltd, and (v) other factors detailed in our filings with the U.S.
Securities and Exchange Commission (“SEC”), including our most recent filings on Forms
10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand.  Illumina undertakes no obligation, and does not intend, to update these forward-looking statements.
Safe Harbor Statement

Illumina Inc. Investor Presentation
Executive Summary
Roche is attempting a hostile take-over of Illumina:
The offer price of $51.00 grossly undervalues the company and does not represent a reasonable basis from which to enter into a meaningful negotiation regarding a potential transaction
The tender offer is blatantly opportunistic, timed to take advantage of a temporary dislocation in Illumina’s stock price and in advance of extraordinary growth in the market opportunity for next generation genetic sequencing
To advantage itself at the expense of Illumina stockholders, Roche is proposing a slate of director nominees to replace four experienced Illumina directors and to increase the size of
Illumina’s Board in order to take control of the Company
Illumina has rejected Roche’s offer:
Our independent Board, with financial advice from Goldman Sachs and Bank of America
Merrill Lynch, carefully evaluated Roche’s offer and concluded that it is grossly inadequate and not in the best interest of our stockholders
Expansion of Illumina’s Board and election of the Roche nominees will not be in the best interest of our stockholders

4 1. Introduction to Illumina 2. Illumina’s Independent Board 3. Response to Roche’s Offer 4. Illumina’s Growth Opportunities 5. Financial Performance and Outlook 6. Summary and Conclusion

Illumina’s Mission
Innovating for the Future of Genetic Analysis
To be the leading provider of integrated solutions that
advance the understanding of genetics and health
From Genome Wide Discovery…
To Targeted Validation and Beyond…

Illumina’s Matrixed Organization
Optimized to Tap Into New Markets
Jay Flatley
CEO & President
Chris Cabou
SVP & General
Counsel
Tristan Orpin
SVP, Commercial
Operations
Kevin Harley
VP, HR
Nick Naclerio
SVP Corporate &
Venture Development
Mostafa Ronaghi
Chief Technology
Officer
Marc Stapley
SVP & CFO
Diagnostics
Genomic
Solutions
Business Units
Functions
Research/Services
& New Technologies
Legal &
Administration
Finance & Investor
Relations
Commercial
Operations
Market Development
& Collaborations
Human Resources
Greg Heath
SVP & GM
Christian Henry
SVP & GM
Translational
& Consumer
Genomics
PCR &
Molecular
Biology
Matt Posard
SVP & GM
Mark Lewis
SVP & GM

Illumina is a Global Organization
Multi-Site Manufacturing, R&D, Sales, Service & Support
Commercial
Mfg/R&D
Partners
Illumina KK (Tokyo)
Jinan, China
Chengdu, China
Korea
India
Malaysia
Vietnam
Shanghai
New Zealand
Thailand
Taiwan
Illumina BV
(The Netherlands)
Illumina China
(Beijing)
Illumina
Cambridge
Illumina
Singapore
Illumina Hayward
(Hayward, CA)
Illumina Global
Headquarters
(San Diego, CA)
Australia
South Africa
Greece
Turkey
Russia
Middle East
Israel
Epicentre
(Madison, WI)
Illumina Brazil
>2,200 Employees

8 Large and Growing Addressable Markets Next-Gen Sequencing Creates New Markets Life Sciences ~$4B Consumer Molecular Dx ~$3B Applied Markets ~$1B

```
atccgactct acttttccta aaaattccag
atactggaga tcctccatac agccatggaa
acagaacaca ccaatactca gaaaagggaa
cccagctcaa cccgattgat ggaccactac
aaacagactg tgttctagag gctatggctt
agaattcatg ccttgaaaca atggaagttg
aaggtcgcca gacttatgat tggacattaa
ccaacaccat agaagtcttt agatcgaatg
tagatttctt aaaggatgta atggaatcaa
actttcaaag aaaaaggaga gtaagagaca
caatagggaa gaaaaaacaa agactgaata
taaatacgat gaccaaagat gcagagagag
ctgggatgca gattagaggt ttcgtatact
aaaagcttga acagtctggg ctcccagtag
atgttgtgag aaagatgatg actaattcac
gggacaacac taagtggaat gaaaatcaaa
atatcaccag aaatcaaccc gagtggttca
tctcaaacaa aatggcaaga ctagggaaag
ttcgaacaca aataccagca gaaatgctag
caacaaagaa gaaaattgag aaaataaggc
gtcctgggat gatgatgggc atgttcaaca
tgaatcttgg acaaaagaaa tacaccaaga
ccgacgattt tgctctcata gtgaatgcac
acagattcta caggacctgc aagttagtgg
taaataagac agggacattt gaattcacaa
attttagcat ggagctaccc agctttggag
gtattggagt aacagtgata aagaacaaca
cccagatggc tcttcaattg ttcatcaaag
gagacacaca aattcagacg agaagatcat
aatcaaaggt agggctatta gtatcagatg
ttcacattcc tgaagtctgc ttaaaatggg
tttgtaatcc cctgaatccc tttgtcagtc
tggtaatgcc agcccatggt ccagccaaaa
attcctggat tcccaagagg aatcgttcta
agga tgctgca
cata tctagca
ttga tctggac
tgaa gaactca
ttca
```

```
atccgactct acttttccta aaaattccag
atactggaga tcctccatac agccatggaa
acagaacaca ccaatactca gaaaagggaa
cccagctcaa cccgattgat ggaccactac
aaacagactg tgttctagag gctatggctt
agaattcatg ccttgaaaca atggaagttg
aaggtcgcca gacttatgat tggacattaa
ccaacaccat agaagtcttt agatcgaatg
tagatttctt aaaggatgta atggaatcaa
actttcaaag aaaaaggaga gtaagagaca
caatagggaa gaaaaaacaa agactgaata
taaatacgat gaccaaagat gcagagagag
ctgggatgca gattagaggt ttcgtatact
aaaagcttga acagtctggg ctcccagtag
atgttgtgag aaagatgatg actaattcac
gggacaacac taagtggaat gaaaatcaaa
atatcaccag aaatcaaccc gagtggttca
tctcaaacaa aatggcaaga ctagggaaag
ttcgaacaca aataccagca gaaatgctag
caacaaagaa gaaaattgag aaaataaggc
gtcctgggat gatgatgggc atgttcaaca
tgaatcttgg acaaaagaaa tacaccaaga
ccgacgattt tgctctcata gtgaatgcac
acagattcta caggacctgc aagttagtgg
taaataagac agggacattt gaattcacaa
attttagcat ggagctaccc agctttggag
gtattggagt aacagtgata aagaacaaca
cccagatggc tcttcaattg ttcatcaaag
gagacacaca aattcagacg agaagatcat
aatcaaaggt agggctatta gtatcagatg
ttcacattcc tgaagtctgc ttaaaatggg
tttgtaatcc cctgaatccc tttgtcagtc
tggtaatgcc agcccatggt ccagccaaaa
attcctggat tcccaagagg aatcgttcta
aggatg gctgca
catat tagca
ttgat tggac
tgaag actca
ttcatg
```

illumina®

Key Technologies Driving the Genomic Revolution Sequencing vs. Genotyping DNA Sequencing: Reading the Letters Genotyping: Reading known “sign posts” 9

Who is Illumina?
Worldwide Leader in Genomic Analysis
Recognized leader in next-generation sequencing with >90% of the world’s sequencing data generated using Illumina platforms
Recognized leader in microarrays with ~80% market share in DNA genotyping
Unmatched history of innovation and strong R&D pipeline
Singularly positioned in nascent but rapidly growing market
Enormous potential to capture major share of emerging new markets

Recognized leader in Genetic Analysis
Illumina Has Earned and Maintained a Leadership Position
Overcame much larger market leader
(Roche)
Have grown or maintained market share
against multiple new entrants
Overcame larger and more established
DNA array market leaders (Affymetrix,
Agilent)
Recognized as the de facto collaborator
on new arrays (e.g., Exome, Bovine LD)
Year-End Next Gen Sequencing Market
Share by Revenue¹
2011 DNA Genotyping Microarray Market
Share by Revenue²
1. Based on company estimates and company filings.
2. Based on company estimates.
(Solexa)
78%
11%
3%
7%
1%
Illumina
Affymetrix
Fluidigm
Sequenom
Other Arrays
0%
20%
40%
60%
80%
100%
2006 2007 2008 2009 2010 2011
Complete Genomics
Pacific Biosciences
Roche
Illumina
Life Technologies

Illumina Portfolio Overview
Addressing the Breadth of Complexity Across Genetic Analysis
From Genome-Wide Discovery to Targeted Validation and Screening
Sequencing
Arrays
qPCR
Redefining the
trajectory of
sequencing
High
performance
desktop
sequencing
Most widely
adopted NGS
platform
Unique
combination of
sequencing and
arrays
Speed, quality
and versatility
for arrays
Accuracy,
versatility and
flexibility for
molecular
testing
Gold-standard
qPCR made
accessible
HiScanSQ
Genome
Analyzer IIx
HiScan
BeadXpress
MiSeq
HiSeq
Family
Eco

Innovation is in Our DNA
Lower Array and Sequencing Costs Drive New, Large Market Opportunities
Consistently innovating microarrays and next-generation
sequencing at a much faster rate than Moore’s Law
Elasticity unlocks huge markets like agriculture, cancer, newborn screening and consumer genomics
Array Cost Per Data Point¹ Cost Per Whole Human Genome¹
1. Based on company estimates.
$1,000
$10,000
$100,000
$1,000,000
$10,000,000
2009
GAIIx
2010
HiSeq
2011
HiSeq
v3
Cost per Whole
Human Genome
(30x)
Moore's Law
2006
GA1G
2007
G
2008
GAII
$0.0001
$0.0010
$0.0100
$0.1000
$1.0000
6/30/02 4/30/04 2/28/06 12/31/07 10/31/09 8/31/11
Cost per Datapoint
Moore's Law

Developed with bovine
thought leaders
Screening for milk
production, reproduction,
health
Customizable with add-on
content
Illumina’s Microarray Portfolio
Broadest and Most Integrated Portfolio of Common, Rare & Custom Content
AG
Focused
Whole-Genome
Omni5
Human Exome
Over 250k markers based
on exome sequencing
Over 1m samples ordered
to date
Available as add-on
content to OmniExpress
and Omni5
The highest value
content to power
GWAS (Genome-wide
Association Studies)
Up to 5m markers and
custom add-on
capability
BovineLD

An Example of Scale: the Human Genome Project (HGP)
1990-2003
– 13 years
– ~40 Institutions
– 8-9X Coverage
– $3.8 Billion
2012
– 1 instrument
– ~1week
– <1 FTE (Full-Time Equivalent)
– 5 Genomes at 30X coverage
– Or approximately the output of the
entire, 13-year HGP in one 8 hour
shift
– >2,000,000 times cheaper
– 1 instrument >14,000 X faster
than the 40 labs combined

Heritability
Huntington's
Cystic fibrosis
AMD
Crohn's
Lupus
T2D
HDL cholesterol
Height
Early MI
Fasting glc

illumina

The Missing Heritability
“Genetics Loads the Gun, Environment Pulls the Trigger”
Explained Heritability
Missing Heritability
Rare Common Disease
Most diseases have familial risk, or heritability
The sum of individual effects found so far is much less than the total measured heritability
Adapted from Manolio et al 2009
0%
20%
40%
60%
80%
100%

Genomics Technology Moves To the Clinic
Profound Impact of Whole Human Genome Sequencing
Variants, disease mechanisms, diagnosis, treatment, prevention
Illumina sequencing customers
– Trisomy 21 – Down’s Syndrome (Potential for T18, T13)
– Immune system
– Targeted gene tests
Research hospitals planning to sequence incoming patients
– Already done by CHOP* for children (genotyping)
Most cancer centers planning to sequence every tumor biopsy
A state proposing to sequence their entire population
Several countries considering sequencing their populations
– Over representation of specific diseases in population
* Children’s Hospital of Philadelphia

Superior Revenue and EPS Growth
Continually Innovating and Redefining the Genetic Analysis Market
1. Non-GAAP Diluted EPS.
*Non-GAAP EPS unprofitable prior to 2006
10 Year Revenue CAGR: 83%
5 Year EPS CAGR¹:
26%
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$0
$200
$400
$600
$800
$1,000
$1,200
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Revenue Non-GAAP EPS
1

10 Year Stock Performance
Execution Delivers Superior Shareholder Value
BeadLab System Launched
Human-1 Genotyping
BeadChip Launched
Solexa Acquisition
Illumina #1  Microarrays
BeadXpress Launched
Illumina #1 NGS
iScan Launched
HiSeq 2000 and Genome
Analyzer IIe Launched
Eco Real-Time  PCR
System Launched
Epicentre Acquisition
ILMN: 1,129%
S&P 500: 16%
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
Jan-02 Oct-02 Jul-03 Apr-04 Jan-05 Oct-05 Jul-06 Apr-07 Jan-08 Oct-08 Jul-09 Apr-10 Jan-11 Oct-11
S&P 500 ILMN
HiScanSQ Begins Shipping
MiSeq & BaseSpace Launched
HiSeq 2500 Announced

Cancer
Newborn Screening
Agrigenomics
Whole Populations
The Future of Genomic Analysis
Emerging and Very Large Markets
Cancer is a disease of the
genome, resulting from a
modified genome
Saving lives, improving
diagnosis, and tailoring
personalized treatment
Primary diagnosis of metabolic
and genetic diseases
Predictive medicine –
identifying health risk during
a later part of life
Helping to feed the world
The world must increase food
output by 70-100% by 2050
Improving health and
healthcare delivery through
knowledge
Identifying risks and modifying
lifestyles or intervening earlier
for a more successful
healthcare outcome

21 1. 2. 3. 4. 5. 6. Summary and Conclusion Financial Performance and Outlook Illumina’s Growth Opportunities Response to Roche’s Offer Illumina’s Independent Board Introduction to Illumina

Independent Board of Directors
Possesses Critical Industry and Business Experience
William H. Rastetter, Ph.D. (Chairman):  Director since 1998
– Partner of Venrock Associates (venture capital firm); Former Exec. Chairman of Biogen Idec Inc.; Former CEO, Chairman,
President, and CFO of IDEC Pharmaceuticals Corp.; S.B. (Chemistry) from MIT and Ph.D. (Chemistry) from Harvard
A. Blaine Bowman (Chair of Audit Committee):  Director since 2007
– Former Chairman, President, and CEO of Dionex Corporation, and a board director at the time of its sale to Thermo Fisher;
Past director of Solexa, Inc. (acquired by Illumina); Previously management consultant with McKinsey & Company
Daniel M. Bradbury:  Director since 2004
– CEO and director of Amylin Pharmaceuticals, Inc.; Past President and EVP of Amylin; Member of UCSD Rady School of
Management’s Advisory Council; Member of the Univ. of Miami’s Innovation Corporate Advisory Council and its Diabetes
Research Institute Corporate Advisory Council
Karin Eastham, CPA (Chair of Nominating/Corporate Gov. Committee):  Director since 2004
– Full-time independent director, with extensive experience serving on a number of public company boards
– Former EVP and Chief Operating Officer and Board of Trustees member of Burnham Institute for Medical Research; Former
SVP (Finance), CFO, and Secretary of Diversa Corp.; Past director of Genoptix, Inc. until its sale to Novartis
Paul C. Grint, M.D.: Director since 2005
– President of Cerexa, Inc., a wholly-owned subsidiary of Forest Laboratories, Inc.; Past Chief Medical Officer of Kalypsys Inc.;
Past executive positions at Pfizer Inc., IDEC Pharmaceuticals Corp., and Schering-Plough
Gerald Möller, Ph.D.:  Director since 2010
– Advisor at HBM Bio Ventures AG (Swiss investment firm focusing on biotechnology, emerging pharmaceutical, and medical technology); Former Head of Global Development and Strategic Marketing, Pharmaceuticals, and Exec. Committee member of
Hoffmann LaRoche; Former CEO of Boehringer Mannheim Group (acquired by Roche)
David R. Walt, Ph.D.:  Director since 1998 (one of Illumina’s founders)
– Robinson Professor of Chemistry at Tufts University; Member of the National Academy of Engineering; Fellow of the American
Institute of Medical and Biological Engineers; Fellow of the American Association for the Advancement of Science
Roy A. Whitfield (Chair of Compensation Committee): Director since 2007
– Former Chairman and CEO of Incyte Corporation; Past director of Solexa, Inc. (acquired by Illumina); Previously management consultant with Boston Consulting Group

Chairperson · Member · Financial Expert

	Audit Committee	Compensation Committee	Diagnostics Advisory Committee	Nominating and Corporate Governance Committee
Blaine Bowman (Financial Expert)	Chairperson			
Daniel M. Bradbury (Financial Expert)	Member	Member		
Karin Eastham (Financial Expert)	Member			Chairperson
Paul C. Grint, M.D.		Member		
Gerald Möller, Ph.D.			Chairperson	
William H. Rastetter, Ph.D. (Financial Expert)	Member	Member		Member
David R. Walt, Ph.D.				Member
Roy Whitfield		Chairperson

Strong Committee Structure Ensuring Effective Corporate Governance Below is a summary of our committee structure and membership information: 23

Directors Up For Re-election
Tremendous Experience and Leadership is at Stake
– Bill has tremendous scientific and technical expertise combined with the highest level executive business experience leading rapidly growing companies in our industry
– Bill’s board and executive leadership experience provides valuable strategic and governance insight to our Board
– Bill has led a number of public company transactions, including IDEC's tender for, and merger with, Biogen in 2003
Jay T. Flatley (President and CEO since 1999)
– Jay has led and managed our remarkable growth and development
– Jay’s long experience with Illumina is critical to our Board’s understanding of the needs of our customers, the markets in which we compete, and the risks and opportunities associated with our product development and technological advances
– Jay was a co-founder of Molecular Dynamics, Inc., and led its sale to Amersham Pharmacia Biotech in 1998
A. Blaine Bowman (Director since 2007)
– Blaine has a thorough understanding of highly technical manufacturing processes associated with scientific instruments such as ours combined with deep business leadership experience
– Blaine’s past service as a director of Solexa, Inc. (at the time we acquired Solexa) provides our Board with critical insight in addressing the DNA sequencing market
– Blaine has participated in a number of public company transactions, including the sale of Dionex to Thermo Fisher in
2011
Karin Eastham, CPA (Director since 2004)
– Karin’s unmatched understanding of biomedical research institutions, which are among our core customers, is critical to our Board’s understanding of the needs of our end markets
– Karin’s broad senior level business leadership and finance experience, including 12 years at Boehringer Mannheim
Corporation, ultimately serving as Vice President, Finance for the Diagnostics Division, provides our Board with deep insight into governance and strategy matters that have materially contributed to our success
William H. Rastetter, Ph.D. (Chairman since 2005; Director since 1998)

Active and Engaged Board of Directors
Committed to Acting in the Best Interests of Our Stockholders
Active and responsive Board
– 40 Board and Board Committee meetings in the last 12 months
All directors except CEO (Jay Flatley) are independent under NASDAQ rules and are committed to maximizing shareholder value
Board members have significant equity ownership, which aligns their interests with the interests of our stockholders
Chairman and CEO roles are separated
– CEO is responsible for setting our strategic direction and for our day-to-day leadership and performance
– Chairman provides frequent strategic guidance to the CEO, assists in setting the schedules and agendas for Board meetings, and presides over Board meetings
– Chairman also facilitates robust director, Board, and CEO evaluation processes and leads the Board in reaching consensus on particular strategies and policies
Independent Compensation Committee oversees and directs the design and implementation of executive compensation plans
– Senior management compensation is tied to the long-term success of the business and is aligned with the creation of shareholder value

26 1. Introduction to Illumina 2. Illumina’s Independent Board 3. Response to Roche’s Offer 4. Illumina’s Growth Opportunities 5. Financial Performance and Outlook 6. Summary and Conclusion

Chronology of Roche’s Unsolicited Offer
Illumina’s Board Acted Proactively and Managed Review From the Start
December 13, 2011 –
Roche’s chairman made an unsolicited oral proposal to
acquire Illumina (no price specified)
December 14, 2011
– Illumina’s Board met to discuss and establish a process
to fully evaluate Roche’s proposal, including appointing financial advisors and reviewing Illumina’s long-term strategic plan and forecasts
December 20, 2011
– Roche’s chairman updated its unsolicited proposal to
acquire Illumina by orally suggesting it would be willing to pay a 50% premium
January 3, 2012
– Roche’s chairman sent a letter making an unsolicited
proposal to acquire Illumina for $40 per share in cash
January 17, 2012
– After careful review and consideration with its financial and legal advisors (over the course of four Board meetings between December 23,
2011 and January 17, 2012), Illumina’s Board unanimously concluded that
Roche’s proposal grossly undervalued Illumina and its prospects for continued
growth and was not in the best interests of Illumina’s stockholders. Accordingly,
Illumina’s board rejected the proposal

Chronology of Roche’s Unsolicited Offer
Illumina’s Board Acted Proactively and Managed Review From the Start
January 24, 2012
– Roche’s chairman sent a letter, which Roche
simultaneously publicly disclosed, making an unsolicited proposal to acquire
Illumina for $44.50 per share in cash
February 7, 2012
– After careful review and consideration with its financial and legal advisors (over the course of three Board meetings between January 25,
2012 and February 7, 2012), Illumina’s Board unanimously concluded that
Roche’s proposal grossly undervalued Illumina and its prospects for continued
growth and was not in the best interests of Illumina’s stockholders. Accordingly,
Illumina’s board rejected the proposal
March 28, 2012
– Roche’s chairman sent a letter, which Roche simultaneously publicly disclosed, increasing its offer price to $51.00 per share in cash
April 2, 2012
– After careful review and consideration with its financial and legal advisors (over the course of two Board meetings between March 31, 2012 and
April 2, 2012), Illumina’s Board unanimously concluded that Roche’s proposal grossly undervalued Illumina and its prospects for continued growth, and was not in the best interests of Illumina’s stockholders. Accordingly, Illumina’s board rejected the proposal

Evaluating Roche’s Unsolicited Offer
The
Board’s
Process Was Thorough and Comprehensive
The Board was fully engaged in managing this process
Met thirteen times between December 14, 2011 and April 2, 2012 to review and consider matters relating to Roche’s unsolicited proposals and Illumina’s long-term strategic plan and financial models
Established a Transactions Committee having broad authority to assist the Board of
Directors in evaluating Roche’s unsolicited proposals and alternatives thereto
Retained experienced financial and legal advisors from the very start
– Goldman Sachs and Bank of America Merrill Lynch as financial advisors
– Dewey & LeBoeuf as transaction counsel and Abrams & Bayliss as Delaware counsel
With counsel from Dewey & LeBoeuf and Abrams & Bayliss, the Board carefully considered its fiduciary duties throughout the process, including whenever the Board made a recommendation regarding the Roche proposal
The Board carefully reviewed and considered Illumina’s long-term strategic plan and financial models, which were already being updated as part of an annual strategic review process

Roche’s Offer is Grossly Inadequate
Far From a Reasonable Starting Point For Negotiations
The offer is grossly inadequate, does not reflect the intrinsic or scarcity value of
Illumina, and is far from being a reasonable starting point for negotiations
Dramatically undervalues Illumina’s unmatched leadership position in an industry on the verge of extraordinary growth
Does not adequately compensate our stockholders for the value of Illumina’s:
– Unique and innovative technological capabilities and platforms
– Proven track record of operational and financial performance
– Tremendous growth prospects in clinical, diagnostics, and other markets
– Central role as an enabler of personalized healthcare
The offer is opportunistically and urgently timed to exploit a temporary dislocation in Illumina’s stock price caused by external factors
Illumina’s Standalone Performance Will Deliver Far Superior Value

31 1. Introduction to Illumina 2. Illumina’s Independent Board 3. Response to Roche’s Offer 4. Illumina’s Growth Opportunities 5. Financial Performance and Outlook 6. Summary and Conclusion

32 Next Gen Sequencing Will Become Ubiquitous Cost Reduction & Ease of Use Will Broaden Adoption Potential for Total Next-Gen Sequencing Installations >50,000 Molecular Biology Labs Globally

Segmenting the Sequencing Market
Markets and Key Characteristics
Whole genome and exome
sequencing
Tumor/normal sequencing
Applied markets
Clinical applications (CLIA)
Foundational research
Initial Markets
– Existing HiSeq customers
– CE replacement
– Clinical research
– Applied markets
Long Term Markets
– Clinical applications
– Diagnostics
Low capital cost, ease of use, rapid turnaround
time, sample prep, and high data quality
Low cost per base and high data quality
Low – Mid Throughput
High Throughput

Key Features of HiSeq 2500
Strong Customer Interest – Initial Orders Booked
HiSeq 2500 – delivering “a genome in a day”
Special flow cell
and reagents
On-board cluster
generation a la MiSeq
Quality equal to or better
than standard 600 G/run
Capable of 20 exomes a
day or up to 30 RNA-seq
samples in 5 hours
1 Instrument – 2 Run Configurations
5 human genomes
in 10 days
1 human genome
in a day

Expanding the MiSeq Market
Near-Term Performance Improvements
Low run cost
Amplicon & small
microbial sequencing
Targeted resequencing
4 Gb at 2 x 150
6 - 7 Gb at 2 x 250
Targeted cancer panels
100’s Mb
1-1.5 Gb
4-7 Gb

BaseSpace™
Electronic Medical Record
Genomic Data
Medical History
Scanned Charts
Drugs & Immunization
Patient Schedule
Reference Content
Lab Data
Diagnostic Images

36 BaseSpace Creates a Connected Ecosystem Accelerates Analysis and Sharing of Genomic Data App Space Public Databases

$40
$35
$30
$25
$20
$15
$10
$5
$0
Budget ($ bn)
NIH Budget
ARRA Stimulus
$2.1 Billion remains to be spent
2005
2006
2007
2008
2009
2010
2011
2012

illumina

37 NIH Spending Levels

NCI Spend on Sequencing
Spend in Sequencing Small Portion of Total Budget
NCI Sequencing Spend
NCI Hypothetical Sequencing
Spend at 2% of Budget
$0
$20
$40
$60
$80
$100
$120
2009 2010 2011 2012 2013 2014 2015

NIH Hypothetical Sequencing
Spend at 12% CAGR
NIH Sequencing Spend
Trend of NIH Spend in Sequencing
Utility of Sequencing Drives Double Digit Growth
$0
$100
$200
$300
$400
$500
$600
$700
2009 2010 2011 2012 2013 2014 2015

CONNECTICUT CLEARS $291M FOR JACKSON LAB FOR GENOMICS MEDICINE
UK LIFE SCIENCES STRATEGY EFFORT $566M IN NEW FUNDING FOR BIOMEDICAL RESEARCH
NEW YORK GENOME CENTER SUPPORTED BY $125M IN PUBLIC AND PRIVATE FUNDING
UPMC PLANS $294M RESEARCH CENTER
CANADIAN GRANTS OF $67MM FOR NGS
FAROE ISLANDS TO SEQUENCE ALL OF THEIR CITIZENS

illumina

40 Large Sequencing Opportunities Sequencing Core Technology for Modern Life Science Research

European Funding Environment Improving
Genomics Expected to Grow Significantly
$100
$150
$200
$250
$300
$350
2008 2009 2010 2011 2012E 2013E 2014E 2015E 2016E 2017E
FP7 Outlays Horizon 2020 Estimated Outlays
$ -
$50

Industrial Markets Present Significant Opportunities
Illumina Technologies Ready to Address Key Drivers for Broad Adoption
Key Drivers for Adoption:
– Low cost / sample
– Decreased capital costs
– Simplified sample prep
with high levels of
automation
– Automated data analysis
$1.8 Billion Incremental Opportunity
Industrial Market Opportunity
($millions)
Forensics
Bio / Pharma QC
Food Testing
Seed Testing
Biodefense
Vet Dx
Hi Value Agriculture
300
170
200
150
300
200
500

Diagnostic Market Opportunities
Cancer & Reproductive Genetics driven by sequencing
$5.7
$13.0
$23.1
$0
$5
$10
$15
$20
$25
2012 2015 2020
Infectious Disease
Reproductive Genetics CDx & PGx Other
Cancer

HiSeq Creates High-Throughput Clinical Market
Doubled Placements into Translational Sites (YoY)
Sequenom
MaterniT21 for Down syndrome
Children’s Mercy Hospital
592- rare childhood disorder
exome carrier test
Foundation Medicine
Cancer treatment
Wash U Med School
28-gene cancer diagnostic panel
Mayo Clinic
18-gene colorectal cancer panel
Partners Healthcare
46-gene cardiomyopathy panel

Future Market Opportunities
Very Large Sequencing Markets Emerging
~$348 Million ~$348 Million
(Newborns) (Newborns)
~$254 Million ~$254 Million
(Cancer + Normal) (Cancer + Normal)
~$24 Million ~$24 Million
(Clinical trials) (Clinical trials)
1. http://www.ciscrp.org/professional/facts_pat.html. 2. http://www.cancer.org/acs/groups/content/@epidemiologysurveilance/documents/document/acspc-031941.pdf.
3. Assumes tumor-normal sequencing pair. 4. http://globocan.iarc.fr/factsheet.asp.
5. http://www.unicef.org/infobycountry. 6. Includes China, Russia and Mexico.
US annual newborns 4.4M
5
Ex-US Industrial countries’ annual
newborns 30.4M
5,6
US annual cancer diagnoses ex-
non melanoma skin cancer
1.6M
2,3
Ex-US annual cancer diagnoses
ex-non melanoma skin cancer
11M
3,4
US clinical trial participants ~1.5M¹
Ex-US clinical trial participants ~.9M¹
~$626 Million Total
Assuming $1,000
genome and 1%
penetration

Summary
Rapid innovation is driving new market opportunities
– Integrated systems will create competitive advantage
Global funding environment expected to improve
– Allocation to next generation sequencing increasing
Diverse array of applications is driving industrial
markets
– Enabled by lower costs, higher throughput and ease of
use
Largest opportunity is beginning to emerge in
Diagnostics
– Reproductive Genetics market
– Clinical utility demonstrated in cancer market
– Infectious disease market growing rapidly

47 1. Introduction to Illumina 2. Illumina’s Independent Board 3. Response to Roche’s Offer 4. Illumina’s Growth Opportunities 5. Financial Performance and Outlook 6. Summary and Conclusion

Revenue Growth
Illumina Has Delivered Consistent and Superior Revenue Growth…
Illumina Historical Revenue 5 Year Revenue CAGR vs. Peers
Source: Company filings, Capital IQ, and IBES.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
$184.6
$366.8
$573.2
$666.3
$902.7
$1,055.5
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
2006 2007 2008 2009 2010 2011
41.7%
10.2%
23.1%
Illumina
Life Sciences Median
Molecular Diagnostics
Median

Adjusted Gross Profit¹ ($ mm)
CAGR: 41.9%
Adjusted Gross Margin

Gross Profit
…Supported by Solid Gross Margins…
Constant technology & chemistry
innovation has enabled us to lead the
enormous reduction in the cost of
sequencing
Our advances in production methods
concurrently preserve robust gross
margins
New generations of instruments, while
preserving support for the previous
generations, contribute to our increasing
installed base
The growing installed base increases
consumable revenue, providing an annuity
stream of income with strong margins
Source: Company filings, Capital IQ, and IBES.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
1. Adjusted gross profit defined as non-GAAP gross profit, excluding stock based compensation expense.
$239.5
$372.7
$465.8
$615.2
$728.8
69%
50%
60%
70%
80%
90%
100%
$0.0
$100.0
$200.0
$300.0
$400.0
$500.0
$600.0
$700.0
$800.0
2006 2007 2008 2009 2010 2011
$126.8
65%
65%
70%
68%
69%
Illumina Historical Adjusted Gross Profit¹ Key Drivers

Non-GAAP Operating Profit[1] ($ mm)
CAGR: 47.8%
Non-GAAP Operating Margin

2011 Operating Profit Margin vs. Peers¹
Source: Company filings, Capital IQ, and IBES.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
1. Non-GAAP operating profit as defined by IBES; includes stock based compensation expense.
25.3%
15.7%
14.8%
Illumina
Molecular Diagnostics
Median
Life Sciences Median
Operating Profit
…Coupled with Robust and Improving Operating Margins…
$37.8
$59.8
$121.2
$149.3
$214.6
$266.8
20%
16%
21%
22%
24%
25%
10%
15%
20%
25%
30%
35%
40%
45%
50%
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
2006 2007 2008 2009 2010 2011
Illumina Historical Non-GAAP Operating Profit¹

Earnings Per Share
…And Industry Leading EPS Growth…
Source: Company filings, Capital IQ, and IBES. Excludes companies with not meaningful metrics.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
1. Non-GAAP EPS as defined by IBES.
$0.41
$0.42
$0.68
$0.80
$1.06
$1.30
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
2006 2007 2008 2009 2010 2011
26.0%
12.8%
13.2%
Life Sciences Median
Illumina
Molecular Diagnostics
Median
Illumina Historical Non-GAAP EPS¹ 5 Year Non-GAAP EPS CAGR vs. Peers¹

Return on Invested Capital
…In Addition to Strong and Improving Return on Invested Capital…
Source: Company filings, Capital IQ, and IBES. Excludes companies with not meaningful metrics.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
1. ROIC defined as after tax non-GAAP operating profit (including SBC expense) divided by the sum of shareholders equity and debt less cash. Based on statutory tax rate.
20.5%
11.2%
15.8%
Life Sciences Median
Illumina
10.6%
14.1%
17.3%
20.1%
20.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
2007 2008 2009 2010 2011
Molecular Diagnostics
Median
Illumina Historical ROIC¹
2011 ROIC vs. Peers¹

Analyst Estimates
Illumina Has Outperformed Analyst EPS Estimates for 16 of the Last 20 Quarters
Source: Company filings and IBES.
1. For quarters in which the company pre-announced results, the IBES median is based on estimates prior to the pre-announcement date.
Source: Company filings and IBES
1. For quarters in which the company pre-announced results, the IBES median is based on estimates prior to the pre-announcement date
Revenue
Non-GAAP EPS
% vs. IBES 8.6% 9.1% 4.0% 6.9% 5.6% 7.8% 2.9% 4.1% 1.2% (0.4)% (5.4)% 7.6% 8.0% 9.3% 8.7% 4.7% 8.1% 2.1% (15.7)% 1.0%
2007 2008 2009 2011 2010
% vs. IBES 40.3% 55.6% 26.7% 20.4% 8.3% 12.7% (8.0)% 47.1% 5.3% 28.5% (15.8)% 16.7% 11.1% 14.0% 23.5% (6.5)% 13.3% 3.8% (37.5)% 34.6%
2007 2008 2009 2011 2010
$72
$85
$98
$113
$122
$140
$150
$161
$166
$162
$158
$181
$192
$212
$237
$261
$283
$287
$235
$250
$66
$77
$94
$105
$115
$130
$146
$155
$164
$162
$167
$168
$178
$194
$218
$250
$261
$282
$279
$248
$0
$50
$100
$150
$200
$250
$300
$350
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4¹ Q1 Q2 Q3 Q4¹ Q1 Q2 Q3¹ Q4¹
$0.06
$0.10
$0.12
$0.15
$0.13
$0.16
$0.15
$0.25
$0.20
$0.23
$0.17
$0.21 $0.21
$0.26
$0.30
$0.29
$0.35
$0.38
$0.22
$0.35
$0.04
$0.06
$0.10
$0.12
$0.12
$0.14
$0.16
$0.17
$0.19
$0.18
$0.20
$0.18 $0.19
$0.23
$0.24
$0.31
$0.31
$0.37
$0.35
$0.26
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4¹ Q1 Q2 Q3 Q4¹ Q1 Q2 Q3¹ Q4¹
Reported Results Above IBES Median Reported Results Below IBES Median IBES Median Estimate No. Above = ILMN Actual No. Below = IBES Median

Cepheid
Illumina
Bruker
Sigma-Aldrich
Life Technologies
Luminex
Waters
Agilent
Genomic Health
Myriad Genetics
Gen-Probe
Bio-Rad
Techne
Thermo Fisher
PerkinElmer
Sequenom
Qiagen

Cepheid
Sigma-Aldrich
Illumina
Bruker
Life Technologies
Luminex
Waters
Agilent
Genomic Health
Myriad Genetics
Techne
Gen-Probe
Bio-Rad
PerkinElmer
Thermo Fisher
Sequenom
Qiagen

illumina

Illumina Life Sciences Molecular Diagnostics
Share Price and Total Shareholder Return
…Leading to Superior Share Price Performance and Shareholder Return…
5 Year Stock Price Performance¹
5 Year Total Shareholder Return¹
Source: Bloomberg.
Note: Excludes Complete Genomics, Fluidigm, and Pacific Biosciences because companies have not been publicly traded for the entire time period.
1. For the 5 years prior to Roche’s public announcement of unsolicited offer for Illumina on 24-Jan-2012.
(2.3)%
(2.3)%
297.3%
84.1%
82.6%
78.6%
56.5%
50.6% 50.3%
30.6% 30.6%
24.3%
22.1% 21.4%
17.0%
8.4%
5.2%
0.2%
297.3%
88.9%
84.1%
82.6%
56.5%
50.6%
50.3%
30.6% 30.6% 30.4%
23.4%
22.1%
21.4%
12.2%
8.4%
0.2%

EV / Sales Trading Multiples
…And Premium Trading Multiples
5.7x
2.8x
4.5x
5.5x
0x
2x
4x
6x
8x
10x
12x
14x
Mar-2007 Jan-2008 Nov-2008 Sep-2009 Jul-2010 May-2011 Mar-2012
Daily from 30-Mar-2007 to 30-Mar-2012
Illumina Life Sciences Molecular Diagnostics
Roche Tender Offer at $51.00
1 Year 3 Year 5 Year
Illumina Average 5.8 x 6.5 x 7.6 x
% of Days Illumina Multiple Greater than Roche Offer 51% 77% 82%
Life Sciences Average 2.8 x 2.7 x 2.9 x
Implied Premium for Illumina 106% 139% 163%
Molecular Diagnostics Average 4.6 x 4.5 x 5.5 x
Implied Premium for Illumina 27% 44% 38%
Source: Company filings, Capital IQ, and IBES. Excludes companies with not meaningful multiples. Market capitalization component of EV represents basic market capitalization.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
LTM EV/Sales

Premium P/E Multiple
Most Analysts Use P/E as Their Primary Valuation Metric for Illumina
Source: Company filings, Capital IQ, and IBES. Excludes companies with not meaningful multiples.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen, Sigma-Aldrich,
Techne, Thermo Fisher, and Waters.
Molecular Diagnostics include: Cepheid, Genomic Health, Gen-Probe, Myriad, Qiagen, and Sequenom.
34.8x
15.5x
16.8x
33.7x
0x
10x
20x
30x
40x
50x
60x
70x
Mar- 2007 Jan-2008 Nov-2008 Sep-2009 Jul-2010 May-2011 Mar-2012
Illumina Life Sciences Molecular Diagnostics Roche Tender Offer at $51.00
Daily from 30-Mar-2007 to 30-Mar-2012

1 Year 3 Year 5 Year
Illumina Average 31.9 x 35.3 x 40.5 x
% of Days Illumina Multiple Greater than Roche Offer 45% 70% 76%
Life Sciences Average 15.7 x 16.7 x 17.4 x
Implied Premium for Illumina 104% 111% 133%
Molecular Diagnostics Average 17.1 x 18.8 x 22.6 x
Implied Premium for Illumina 87% 88% 79%
NTM P/E

200%
150%
100%
50%
0%
Indexed Stock Price
$400
$350
$300
$250
$200
Quarterly Revenue ($mm)
22.9%
12.3%
$237
$261
$283
$288
$235
$250
$250–260
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012 Guidance

illumina

Recent Performance
Third Quarter 2011 Challenges
Illumina Life Sciences Illumina Quarterly Revenue
Stock Performance
Source: Company filings and Bloomberg as of 30-Mar-2012.
Note: Life Sciences include: Affymetrix, Agilent, Bio-Rad, Bruker, Complete Genomics, Fluidigm, Life Technologies, Luminex, Pacific Biosciences, PerkinElmer, Qiagen,
Sigma-Aldrich, Techne, Thermo Fisher, and Waters.
Multi-Year NIH
Funding Uncertainty
European Debt
Crisis
Temporary Excess
Capacity from
Launch of V3 kits
“Perfect Storm”
in Q3
Corrective Actions
Taken:
Suspended
management
guidance
Pre-announced
disappointing
results
Took immediate
action on
restructuring
Significant
Progress in Q4
Key
Accomplishments:
MiSeq instruments
drove return to
sequential growth
1.2 book-to-bill
ratio delivered
strong backlog of
$251mm
Record cash flow
from operations of
$108mm
Continued
Recovery in Q1
Quarter-to-Date
Trends:
MiSeq continuing
to gain momentum
V3 overcapacity
largely absorbed
Strong
international
performance
Clarity on 2012
NIH Budget
Market Dynamics

Revenue ($bn)
Stock Price
$4.7
$4.7
$4.8
$4.8
$4.9
$4.8
$4.7
$4.0
$3.8
$3.7
$3.7
$3.7
$3.7
Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12
Monthly from 31-Mar-2011 to 30-Mar-2012

Revenue ($bn)
Stock Price
$12.9
$12.8
$12.7
$12.7
$12.8
$12.5
$12.4
$12.3
$12.1
$12.0
$12.0
$11.9
$11.9
Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12
Monthly from 31-Mar-2011 to 30-Mar-2012

Revenue ($mm)
Stock Price
$861
$682
$570
$570
$551
$510
$466
$390
$259
$282
$278
$176
$150
Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12
Monthly from 31-Mar-2011 to 30-Mar-2012

Revenue ($mm)
Stock Price
$416
$405
$409
$406
$405
$347
$308
$291
$172
$152
$139
$138
$143
Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12
Monthly from 31-Mar-2011 to 30-Mar-2012

illumina

Revenue Expectations and Share Price Performance
Industry Headwinds Impacted the NextGen Sequencing Sector
Illumina ($bn) Life Technologies ($bn)
Pacific Biosciences ($mm) Complete Genomics ($mm)
Source: Bloomberg and IBES.

Sum of 2012-2014 Revenue Estimates Stock Price

Other 22%
Instruments 24%
Consumables 54%
Applied Markets 9%
Academic / Government 40%
NIH 51%
Other 6%
Asia-Pacific 8%
Europe 30%
United States 56%
Other 8%
Instruments 35%
Consumables 57%
Hospital / Diagnostics 3%
Applied Markets 17%
Academic / Government 47%
NIH 33%
Other 5%
Asia-Pacific 19%
United States 50%
Europe 26%

Sources of Revenue
The Company has Significantly Diversified its Revenue Base Over the Last 5
Years
Source: Company filings, company estimates and Wall Street research.
2006
2011
Revenue by Product Mix
Revenue by End Market
Revenue by Geography

Financial Outlook
Illumina Will Continue to Deliver Growth for the Foreseeable Future
2012
2013 and Beyond
Financial
Guidance
Key Target Markets:
– Life sciences: $4bn
– Molecular Dx: $3bn
– Applied markets: $1bn
– Consumer
Emerging Diagnostic Opportunities:
Based on $1,000 per genome and
1% market penetration, Illumina can
target and could generate:
– ~$350mm in neo-natal market
revenues
– ~$250mm in oncology market
revenues
– ~$25mm in clinical trial
market revenues
Revenue: $1,100 - $1,175mm
(4% – 11% Y-o-Y growth)
Gross Margin: ~ 70%
Non-GAAP EPS¹: $1.40 - $1.50
(8% – 15% Y-o-Y growth)
Shares Outstanding: ~135mm
Stock Based Compensation:
$105mm
1. Non-GAAP EPS guidance includes stock based compensation.
Future
Growth
Drivers

61 1. Introduction to Illumina 2. Illumina’s Independent Board 3. Response to Roche’s Offer 4. Illumina’s Growth Opportunities 5. Financial Performance and Outlook 6. Summary and Conclusion

Summary and Conclusions
Recommend a Vote AGAINST Roche’s Proposals and FOR Illumina’s Proposals
Illumina is the clear innovation and market leader in tools for genetic analysis at a time when our industry as a whole – and Illumina in particular – has the potential to experience extraordinary growth
Illumina’s track record of innovation, commercialization and creating stockholder value is recognized as unique in the industry
Roche has acted opportunistically to take advantage of a temporary dislocation in Illumina’s stock price as well as the certainty of extraordinary growth in the market opportunity in the near term
Illumina’s independent Board has evaluated Roche’s offer thoroughly and carefully and is committed to continuing to act in the best interests of stockholders
We believe the facts and circumstances strongly support
recommendations against Roche’s proposals and nominees, and in favor of Illumina’s directors

63 “…the sequence of the human DNA is the reality of the species, and everything that happens in the world depends upon those sequences.” Renato Dulbecco, Nobel Laureate

ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication does not constitute an offer to buy or a solicitation of an offer to sell any securities. In response to the tender offer commenced by CKH Acquisition Corporation, a wholly owned subsidiary of Roche Holding Ltd,
Illumina has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND
SECURITY HOLDERS OF ILLUMINA ARE URGED TO READ THE SOLICITATION/RECOMMENDATION
STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE)
CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and
security holders are able to obtain free copies of these documents and other documents filed with the SEC by
Illumina (when they become available) through the web site maintained by the SEC at http://www.sec.gov.
Investors and security holders also are able to obtain free copies of these documents, and other documents filed with the SEC by Illumina (when they become available), from Illumina by directing a request to Illumina, Inc., Attn:
Investor Relations, Kevin Williams, MD, kwilliams@illumina.com.
In addition, in connection with its 2012 Annual Meeting of Stockholders, Illumina has filed a definitive proxy statement and a WHITE proxy card with the SEC on March 19, 2012, and has mailed the definitive proxy statement and WHITE proxy card to its security holders. INVESTORS AND SECURITY HOLDERS OF ILLUMINA ARE
URGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE WHITE PROXY CARD FOR THE 2012
ANNUAL MEETING OF STOCKHOLDERS AND OTHER DOCUMENTS FILED WITH THE SEC (WHEN THEY
BECOME AVAILABLE) CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT
INFORMATION. Investors and security holders are able to obtain free copies of the definitive proxy statement and other documents filed with the SEC by Illumina (when they become available) through the web site maintained by the SEC at http://www.sec.gov. Investors and security holders also are able to obtain free copies of the definitive proxy statement, and other documents filed with the SEC by Illumina (when they become available), from Illumina by directing a request to Illumina, Inc., Attn: Investor Relations, Kevin Williams, MD, kwilliams@illumina.com.

CERTAIN INFORMATION REGARDING
PARTICIPANTS IN THE SOLICITATION
Illumina and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with Illumina’s 2012 Annual Meeting of Stockholders under the rules of the SEC. Security holders may obtain information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of Illumina’s directors and executive officers in
(i) Illumina’s Annual Report on Form 10-K for the year ended January 1, 2012, which was filed with the
SEC on February 24, 2012, and (ii) Illumina’s definitive proxy statement for its 2012 Annual Meeting of
Stockholders, which was filed with the SEC on March 19, 2012. To the extent that Illumina’s directors’
and executive officers’ holdings of Illumina’s securities have changed from the amounts printed in the definitive proxy statement for the 2012 Annual Meeting of Stockholders, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC.
These documents can be obtained free of charge from the sources indicated above.

Annex

ILLUMINA, INC.

ITEMIZED RECONCILIATIONS OF GAAP TO NON-GAAP RESULTS

Below is a reconciliation of Illumina’s diluted net income per share, gross profit, and operating profit calculated in accordance with accounting principles generally accepted in the United States (“GAAP”), to non-GAAP diluted net income per share, gross profit, and operating profit. Illumina believes the non-GAAP information that is detailed below provides useful supplemental information to investors and facilitates the analysis of our core operating results and major factors in management’s bonus compensation each year. Management has excluded the effects of the items detailed below to assist investors in analyzing and assessing our past and future operating performance. Non-GAAP results should be read in conjunction with GAAP financial measures, as non-GAAP metrics are merely a supplement to, and not a replacement for, or superior to, GAAP financial measures. It should be noted as well that our Non-GAAP metrics may be different from those provided by other companies.

Results of Operations - Non-GAAP

(In thousands, except per share amounts)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME PER SHARE BY YEAR:

	Fiscal Year 2011	Fiscal Year 2010	Fiscal Year 2009	Fiscal Year 2008 (h)	Fiscal Year 2007 (h)	Fiscal Year 2006 (i)
GAAP net income per share — diluted	$0.62	$0.87	$0.53	$0.30	$(2.65)	$0.41
Pro forma impact of weighted average shares (a)	0.03	0.06	0.03	0.01	0.20
Adjustments to net income:
Headquarter relocation expense (b)	0.31	—	—	—	—	—
Non-cash interest expense (c)	0.24	0.16	0.15	0.15	0.13
Restructuring charges	0.06	—	—	—	—	—
Amortization of acquired intangible assets	0.09	0.06	0.05	0.08	0.02
Legal settlements	(0.02)	—	—	—	0.46	—
Acquisition related (gain) expense, net (d)	0.01	(0.09)	0.10	0.20	2.59
Contingent compensation expense (e)	0.04	0.03	0.03	0.01	—
Loss on extinguishment of debt	0.28	—	(0.01)	—	—
Impairment loss related to a cost-method investment	—	0.10	—	—	—	—
Impairment of manufacturing equipment	—	—	—	0.03	—	—
Amortization of inventory revaluation costs					0.01
Incremental non-GAAP tax expense (f)	(0.36)	(0.13)	(0.08)	(0.10)	(0.34)	—

Non-GAAP net income per share — diluted (g)	$1.30	$1.06	$0.80	$0.68	$0.42	$0.41
Weighted average shares used in calculation of Non-GAAP diluted net income per share	135,154	134,375	130,599	126,836	116,860	97,508

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED NUMBER OF SHARES (i):
Weighted average shares used in calculation of GAAP diluted net income per share	138,937	143,433	137,096	133,607	108,308	97,508
Weighted average dilutive potential common shares issuable of redeemable convertible senior notes (a)	(3,783)	(9,058)	(6,497)	(6,771)	(1,357)	—
Weighted average potential common shares excluded due to anti-dilutive effect (j)	—	—	—	—	9,909	—

Weighted average shares used in calculation of Non-GAAP diluted net income per share	135,154	134,375	130,599	126,836	116,860	97,508

(a)	Pro forma impact of weighted average shares represents the impact of double dilution associated with the accounting treatment of the company’s outstanding convertible debt and the corresponding call option overlay.
(b)	The Company relocated its headquarters to a new facility in San Diego, California during the second half of 2011. Headquarter relocation expense in fiscal year 2011 is primarily non-cash in nature and includes a cease-use loss upon vacating certain buildings of our prior headquarters, accelerated depreciation expense, and double rent expense during the transition to our new headquarter facility.
(c)	Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.
(d)	Acquisition related (gain) expense, net includes the following current year and prior year adjustments:
2011 adjustments:
-	IPR&D charge of $5.4 million related to milestone payments for a prior acquisition
-	Gain of $4.5 million for changes in fair value of contingent consideration, $1.5 million of which was recorded in Q4 2011
2010 adjustments:
-	IPR&D charge of $1.3 million related to milestone payments for a prior acquisition
-	Acquisition expenses of $0.5 million
-	Gain on acquisition of $2.9 million recorded for the difference between the carrying value of a cost-method investment prior to acquisition and the fair value of that investment at the time of acquisition
-	Gain of $10.4 million recorded in Q4 2010 for changes in fair value of contingent consideration
2009, 2008, & 2007 adjustments:
-	Research and development charges related to acquisitions
(e)	Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.
(f)	Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.
(g)	Non-GAAP net income per share and net income exclude the effect of the pro forma adjustments as detailed above. Non-GAAP diluted net income per share and net income are key drivers of our core operating performance and major factors in management’s bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.
(h)	Adjusted to reflect retroactive adoption of authoritative accounting guidance for convertible debt instruments that may be settled in cash upon conversion effective December 28, 2008.
(i)	Adjusted as necessary to reflect a two-for-one stock split effective September 22, 2008
(j)	Weighted average shares excluded from calculation of GAAP diluted net income per share for 2007 due to anti-dilutive effect on GAAP net loss.

Annex

Results of Operations as a Percentage of Revenue

(Dollars in thousands)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP GROSS PROFIT AS A PERCENTAGE OF REVENUE:

	Fiscal Year
	2011		2010		2009		2008		2007		2006
GAAP gross profit	$709.1	67%	601.5	67%	$453.9	68%	$353.1	62%	231.9	63%	$125.2	68%
Stock-based compensation	7.6	1%	5.9	0%	5.2	1%	5.1	1%	4.5	1%	1.6	1%
Amortization of acquired intangible assets	12.1	1%	7.8	1%	6.7	1%	10.4	2%	2.4	1%	—	—
Impairment of manufacturing equipment	—	0%	—	0%	—	—	4.1	0%	—	—	—	—
Amortization of inventory revaluation costs	—	0%	—	0%	—	—	—	—	0.7	0%	—	—

Non-GAAP gross profit	$728.8	69%	$615.2	68%	$465.8	70%	$372.7	65%	$239.5	65%	$126.8	69%

ITEMIZED RECONCILIATION BETWEEN GAAP & NON-GAAP OPERATING PROFIT AS A PERCENTAGE OF REVENUE:

	Fiscal Year
	2011		2010		2009		2008		2007		2006
GAAP operating profit	$199.5	18.9%	$211.7	23.4%	$125.6	18.8%	$80.5	14.0%	$(301.2)	(82.1%)	$37.8	20.4%
Headquarter relocation expense (a)	41.8	4.0%	—	—	—	—	—	—	—	—	—	—
Amortization of acquired intangible assets	12.7	1.2%	7.8	0.9%	6.7	1.0%	10.4	1.8%	2.4	0.6%	—	—
Restructuring charges	8.1	0.7%	—	—	—	—	—	—	—	—	—	—
Contingent compensation expense (b)	6.1	0.6%	3.7	0.4%	3.7	0.6%	1.5	0.3%	—	—	—	—
Acquisition related expense (gain), net (c)	0.9	0.1%	(8.6)	(0.9%)	13.3	2.0%	24.7	4.3%	303.4	82.7%	—	—
Legal settlement	(2.3)	(0.2%)	—	—	—	—	—	—	54.5	14.9%	—	—
Impairment of manufacturing equipment	—	—	—	—	—	—	4.1	0.7%	—	—	—	—
Amortization of inventory revaluation costs	—	—	—	—	—	—	—	—	0.7	0.2%	—	—

Non-GAAP operating profit	$266.8	25.3%	$214.6	23.8%	$149.3	22.4%	$121.2	21.1%	$59.8	16.3%	$37.8	20.4%

(a)	Headquarter relocation expense are primarily non-cash in nature and includes a cease-use loss upon vacating certain buildings of our prior headquarters, accelerated depreciation expense, and double rent expense during the transition to our new headquarter facility.
(b)	Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.
(c)	Acquisition related (gain) expense, net includes the following adjustments:
2011 adjustments:
-	IPR&D charge of $5.4 million related to milestone payments for a prior acquisition
-	Gain of $4.5 million for changes in fair value of contingent consideration, $1.5 million of which was recorded in Q4 2011
2010 adjustments:
-	IPR&D charge of $1.3 million related to milestone payments for a prior acquisition
-	Acquisition expenses of $0.5 million
-	Gain on acquisition of $2.9 million recorded for the difference between the carrying value of a cost-method investment prior to acquisition and the fair value of that investment at the time of acquisition
-	Gain of $10.4 million recorded in Q4 2010 for changes in fair value of contingent consideration
2009, 2008, & 2007 adjustments:
-	Research and development charges related to acquisitions

Annex

Results of Operations - Non-GAAP

(In thousands, except per share amounts)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME PER SHARE BY QUARTER:

	Fiscal Year 2011 (a)				Fiscal Year 2010 (a)				Fiscal Year 2009 (a)				Fiscal Year 2008 (a)				Fiscal Year 2007 (a)
	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1

GAAP net income per share — diluted	$0.09	$0.15	$0.22	$0.16	$0.25	$0.24	$0.21	$0.16	$0.09	$0.12	$0.18	$0.14	$0.20	$(0.08)	$0.09	$0.08	$(0.06)	$0.10	$0.06	$(2.80)
Pro forma impact of weighted average shares (b)	—	—	0.01	0.01	0.01	0.01	0.02	0.01	—	0.01	0.01	0.01	—	0.01	0.02	0.02	0.01	(0.01)	(0.01)	0.22
Adjustments to net income:
Headquarter relocation expense (c)	0.24	0.05	0.02	0.02	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash interest expense (d)	0.07	0.07	0.06	0.05	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.04	0.03	0.03	0.03	0.04	0.04	0.04	0.02
Restructuring charges	0.07	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of acquired intangible assets	0.02	0.02	0.02	0.02	0.02	0.02	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.02	0.02	0.02	0.01	0.01	0.01	—
Legal settlements	(0.02)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.46	—	—	—
Acquisition related (gain) expense, net (e)	(0.01)	(0.02)	0.03	—	(0.07)	—	(0.01)	—	0.08	—	—	0.02	—	0.20	—	—	—	—	—	2.61
Contingent compensation expense (f)	0.01	—	0.02	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	—	—	—	—	—	—	—
Loss on extinguishment of debt	—	0.01	0.07	0.19	—	—	—	—	—	—	—	(0.01)	—	—	—	—	—	—	—	—
Impairment loss related to a cost-method investment	—	—	—	—	0.09	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Impairment of manufacturing equipment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.03	—	—	—	—	—
Amortization of inventory revaluation costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0.01
Incremental non-GAAP tax expense (g)	(0.12)	(0.06)	(0.07)	(0.11)	(0.06)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)	(0.03)	(0.03)	(0.02)	(0.31)	(0.02)	—	—

Non-GAAP net income per share — diluted	$0.35	$0.22	$0.38	$0.35	$0.29	$0.30	$0.26	$0.21	$0.21	$0.17	$0.23	$0.20	$0.25	$0.15	$0.16	$0.13	$0.15	$0.12	$0.10	$0.06
Weighted average shares used in calculation of Non-GAAP diluted net income per share	124,409	134,674	139,357	142,176	140,080	135,913	132,547	128,960	129,698	132,839	132,329	127,546	128,044	133,046	125,310	120,944	117,756	118,790	116,122	116,040

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED NUMBER OF SHARES:
Weighted average shares used in calculation of GAAP diluted net income per share	124,888	135,966	141,765	153,129	151,171	145,205	140,951	136,407	136,095	139,874	139,465	132,967	131,301	119,733	133,396	127,528	110,110	118,790	116,122	106,844
Weighted average dilutive potential common shares issuable of redeemable convertible senior notes (b)	(479)	(1,292)	(2,408)	(10,953)	(11,091)	(9,292)	(8,404)	(7,447)	(6,397)	(7,035)	(7,136)	(5,421)	(3,257)	(9,157)	(8,086)	(6,584)	(4,162)	—	—	—
Weighted average potential common shares excluded due to anti-dilutive effect (h)	—	—	—	—	—	—	—	—	—	—	—	—		22,470			11,808	—	—	9,196

Weighted average shares used in calculation of Non-GAAP diluted net income per share	124,409	134,674	139,357	142,176	140,080	135,913	132,547	128,960	129,698	132,839	132,329	127,546	128,044	133,046	125,310	120,944	117,756	118,790	116,122	116,040

(a)	The sum of all four quarterly results by line item as presented above may be different than the reported full fiscal year results, due to the effect of rounding. In addition, for years of 2009 and prior, non-GAAP results presented above may be different from the non-GAAP results historically reported in the respective years as they have been adjusted for the following items to achieve comparability to non-GAAP results in 2010 and 2011:
-	Two-for-one stock split effective September 22, 2008;
-	Retroactive application of authoritative accounting guidance effective December 28, 2008 for convertible debt instruments that may be settled in cash upon conversion;
-	The effect of share-based compensation expense, while excluded from the non-GAAP results historically reported in years of 2009 and prior, is included in the non-GAAP results presented above, consistent with the inclusion of such effect in 2010 and 2011.
(b)	Pro forma impact of weighted average shares represents the impact of double dilution associated with the accounting treatment of the company’s outstanding convertible debt and the corresponding call option overlay.
(c)	Headquarter relocation expense are primarily non-cash in nature and includes a cease-use loss upon vacating certain buildings of our prior headquarters, accelerated depreciation expense, and double rent expense during the transition to our new headquarter facility.
(d)	Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.
(e)	Acquisition related (gain) expense, net includes the following current year and prior year adjustments:
2011 adjustments:
-	IPR&D charge of $5.4 million in Q2 2011 related to milestone payments for a prior acquisition
-	Changes in fair value of contingent consideration as follows: loss of $0.3 million in Q1, gain of $0.7 million in Q2, gain of $2.6 million in Q3, and gain of $1.5 million in Q4.
2010 adjustments:
-	IPR&D charge of $1.3 million in Q2 related to milestone payments for a prior acquisition
-	Acquisition expenses in Q2 of $0.5 million
-	Gain on acquisition of $2.9 million recorded for the difference between the carrying value of a cost-method investment prior to acquisition and the fair value of that investment at the time of acquisition, recorded in Q2
-	Gain of $10.4 million recorded in Q4 for changes in fair value of contingent consideration
2009, 2008, & 2007 adjustments:
-	Research and development charges related to acquisitions
(f)	Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.
(g)	Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.
(h)	Weighted average shares excluded from calculation of GAAP diluted net income per share for Q1 2007, Q4 2007, and Q3 2008 due to anti-dilutive effect on GAAP net loss.

Annex

Illumina, Inc.

Reconciliation of Non-GAAP Financial Guidance

The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company’s Form 10-K for the fiscal year ended January 1, 2012. The company assumes no obligation to update any forward-looking statements or information.

Fiscal Year 2012
Gross Margin
Non-GAAP gross margin	70%
Stock-based compensation expense	(1%)
Amortization of acquired intangible assets	(1%)

GAAP gross margin	68%
Diluted net income per share
Non-GAAP diluted net income per share	$1.40 - $1.50
Non-cash interest expense (a)	(0.16)
Headquarter relocation expense (b)	(0.11)
Expenses related to unsolicited tender offer	(0.11)
Amortization of intangible assets	(0.06)
Contingent compensation expense (c)	(0.03)
Restructuring charges	(0.03)
Pro forma impact of weighted average shares (d)	(0.01)

GAAP diluted net income per share	$0.89 - $0.99

(a)	Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.
(b)	We expect to incur additional headquarter relocation expenses during the first half of 2012, the majority of which are non-cash in nature. These expenses include items such as additional cease-use loss upon vacating our former headquarter facilities, accelerated depreciation of certain property and equipment, and double rent expense during the transition to the new facility.
(c)	Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.
(d)	Pro forma impact of weighted average shares represents the estimated impact of double dilution associated with the accounting treatment of the company’s outstanding convertible debt and the corresponding call option overlay.